UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 17, 2019

PERMA-FIX ENVIRONMENTAL SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware .	1-11596 .	58-1954497
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8302 Dunwoody Place, Suite 250, Atlanta, Georgia	30350
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 587-9898

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act [  ]

Section 5 – Corporate Governance and Management

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Management Incentive Plans (“MIPs”)

On January 17, 2019, the Company’s Compensation and Stock Option Committee (the “Compensation Committee”) and the Board of Directors (the “Board”) approved individual MIPs for Mark Duff, our Chief Executive Officer (the “CEO”); Ben Naccarato, our Chief Financial Officer (the “CFO”); and Dr. Louis Centofanti, our Executive Vice President of Strategic Initiatives (the “EVP of Strategic Initiatives”). The MIPs are effective January 1, 2019 and applicable for year 2019. Each MIP provides guidelines for the calculation of annual cash incentive based compensation, subject to Compensation Committee oversight and modification. Each MIP awards cash compensation based on achievement of performance thresholds, with the amount of such compensation established as a percentage of base salary. The potential target performance compensation ranges from 5% to 150% of the 2019 base salary for the CEO ($14,350 to $430,500), 5% to 100% of the 2019 base salary for the CFO ($11,762 to $235,231), and 5% to 100% of the 2019 base salary for the EVP of Strategic Initiatives ($11,449 to $228,985).

The performance compensation payable under each MIP is based upon meeting corporate revenue, earnings before interest, taxes, depreciation and amortization (“EBITDA”), health and safety, and environmental compliance (permit and license violations) targets and objectives during fiscal year 2019 from our continuing operations (excluding the financial results of the Company’s majority-owned Polish subsidiary, Perma-Fix Medical (“PF Medical”)), with such targets and objectives approved by the Company’s Board. The Compensation Committee believe performance compensation payable under each of the MIPs should be based on achievement of EBITDA, a non-GAAP (Generally Accepted Accounting Principles) financial measurement, as this target provides a better indicator of operating performance as it excludes certain non-cash items. EBITDA has certain limitations as it does not reflect all items of income or cash flows that affect the Company’s financial performance under GAAP.

Performance compensation is paid on or about 90 days after year-end, or sooner, based on finalization of our audited financial statements for 2019.

The Compensation Committee retains the right to modify, change or terminate each MIP and may adjust the various target amounts described below, at any time and for any reason.

The total paid to the CEO, CFO, and EVP of Strategic Initiatives will not exceed 50% of the Company’s pre-tax net income prior to the calculation of performance compensation.

Each MIP is briefly described below, and the descriptions contained herein are qualified by reference to the respective MIPs attached as exhibits 99.1 to 99.3 to this Report.

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CEO MIP:

2019 CEO performance compensation is based upon meeting corporate revenue, EBITDA, health and safety, and environmental compliance (permit and license violations) objectives during fiscal year 2019 from our continuing operations (excluding PF Medical). At achievement of 60% to 110% of each of the revenue and EBITDA targets, the potential performance compensation is payable at 5% to 50% of the 2019 base salary. For this compensation, 60% is based on the EBITDA goal, 10% on the revenue goal, 15% on the number of health and safety claim incidents that occur during fiscal year 2019, and the remaining 15% on the number of notices alleging environmental, health, or safety violations under our permits or licenses that occur during the fiscal year 2019. At achievement of 111% to 150%+ of each of the revenue and EBITDA targets, the potential performance compensation is payable at 75% to 150% of the CEO’s 2019 base salary. For this compensation, the amount payable is based on the four objectives noted above, with the payment of such performance compensation being weighted more heavily toward the EBITDA objective. No performance incentive compensation will be payable to the CEO for achieving the health and safety, permit and license violation, and revenue targets unless a minimum of 60% of the EBITDA target is achieved. Each of the revenue and EBITDA components is based on our Board-approved revenue target and EBITDA target. The 2019 target performance incentive compensation for our CEO is as follows:

Annualized Base Pay:	$287,000
Performance Incentive Compensation Target (at 100% of MIP):	$143,500
Total Annual Target Compensation (at 100% of MIP):	$430,500

CFO MIP:

2019 CFO performance compensation is based upon meeting corporate revenue, EBITDA, health and safety, and environmental compliance (permit and license violations) objectives during fiscal year 2019 from our continuing operations (excluding PF Medical). At achievement of 60% to 110% of each of the revenue and EBITDA targets, the potential performance compensation is payable at 5% to 50% of the 2019 base salary. For this compensation, 75% is based on EBITDA goal, 10% on revenue goal, 7.5% on the number of health and safety claim incidents that occur during fiscal year 2019, and the remaining 7.5% on the number of notices alleging environmental, health or safety violations under our permits or licenses that occur during the fiscal year 2019. Upon achievement of 111% to 150%+ of each of the revenue and EBITDA targets, the potential performance compensation is payable at 65% to 100% of the CFO’s 2019 base salary. For this compensation, the amount payable is based on the four objectives noted above, with the payment of such performance compensation being weighted more heavily toward the EBITDA objective. No performance incentive compensation will be payable to the CFO for achieving the health and safety, permit and license violation, and revenue targets unless a minimum of 60% of the EBITDA target is achieved. Each of the revenue and EBITDA components is based on our board approved revenue target and EBITDA target. The 2019 target performance incentive compensation for our CFO is as follows:

Annualized Base Pay:	$235,231
Performance Incentive Compensation Target (at 100% of Plan):	$117,616
Total Annual Target Compensation (at 100% of Plan):	$352,847

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EVP of Strategic Initiatives MIP:

2019 EVP of Strategic Initiatives performance compensation is based upon meeting corporate revenue, EBITDA, health and safety, and environmental compliance (permit and license violations) objectives during fiscal year 2019 from our continuing operations (excluding PF Medical). At achievement of 60% to 110% of each of the revenue and EBITDA targets, the potential performance compensation is payable at 5% to 50% of the 2019 base salary. For this compensation, 75% is based on EBITDA goal, 10% on revenue goal, 7.5% on the number of health and safety claim incidents that occur during fiscal year 2018, and the remaining 7.5% on the number of notices alleging environmental, health or safety violations under our permits or licenses that occur during the fiscal year 2019. Upon achievement of 111% to 150%+ of each of the revenue and EBITDA targets, the EVP of Strategic Initiatives’ potential performance compensation is payable at 65% to 100% of the EVP of Strategic Initiatives’ 2018 base salary. For this compensation, the amount payable is based on the four objectives noted above, with the payment of such performance compensation being weighted more heavily toward the EBITDA objective. No performance incentive compensation will be payable to the EVP of Strategic Initiatives for achieving the health and safety, permit and license violation, and revenue targets unless a minimum of 60% of the EBITDA target is achieved. Each of the revenue and EBITDA components is based on our board approved revenue target and EBITDA target. The 2019 target performance incentive compensation for our EVP of Strategic Initiatives is as follows:

Annualized Base Pay:	$228,985
Performance Incentive Compensation Target (at 100% of Plan):	$114,493
Total Annual Target Compensation (at 100% of Plan):	$343,478

Grant of Options

On January 17, 2019 the Company’s Compensation Committee and the Board approved the grant of incentive stock options (“ISOs”) from the 2017 Stock Option Plan to our named executive officers as follows: 25,000 Incentive Stock Options (“ISOs”) to our Chief Executive Officer, Mark Duff; 15,000 ISOs to our Chief Financial Officer, Ben Naccarato; and 15,000 ISOs to our EVP of Strategic Initiatives, Dr. Louis Centofanti. The ISOs granted were for a contractual term of six years with one-fifth yearly vesting over a five year period. The exercise price of the ISO was $3.15 per share, which was equal to the fair market value of the Company’s common stock on the date of grant.

Section 9 – Financial Statements and Exhibits

Item 9.01 – Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description

99.1	2019 Management Incentive Plan for Chief Executive Officer, approved January 17, 2019, but effective January 1, 2019.

99.2	2019 Management Incentive Plan for Chief Financial Officer, approved January 17, 2019, but effective January 1, 2019.

99.3	2019 Management Incentive Plan for EVP of Strategic Initiatives, approved January 17, 2019, but effective January 1, 2019.

99.4	Incentive Stock Option Agreement between Perma-Fix Environmental Services, Inc. and Chief Executive Officer, dated January 17, 2019.

99.5	Incentive Stock Option Agreement between Perma-Fix Environmental Services, Inc. and Chief Financial Officer, dated January 17, 2019.

99.6	Incentive Stock Option Agreement between Perma-Fix Environmental Services, Inc. and Executive Vice President of Strategic Initiatives, dated January 17, 2019.

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Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 23, 2019

PERMA-FIX ENVIRONMENTAL SERVICES, INC.

By:	/s/ Ben Naccarato
Ben Naccarato
Vice President and
Chief Financial Officer

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